EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the Supplement dated March 7, 2014 to the GMO Trust Multi-Class Prospectus dated June 30, 2013, as revised February 13, 2014 (relating to thirty-five of the forty-one series of the Trust), filed with the Securities and Exchange Commission on March 7, 2014 under Rule 497(e) (SEC Accession No. 0001193125-14-088268).

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX-101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX-101.DEF	XBRL Definition Linkbase Document